STONEBRIDGE FUNDS TRUST

Stonebridge Growth Fund

Stonebridge Aggressive Growth Fund

SUPPLEMENT DATED JUNE 17, 2003,
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED FEBRUARY 28, 2003

This supplement provides new information beyond that contained in the SAI and should be read in conjunction with such SAI.

The second paragraph on page 16 of the SAI under the heading “PRICING” is deleted in its entirety and the following language is inserted:

“Securities listed or traded on a registered securities exchange are valued at the last reported sales price on the day of computation or, if there is not a sale that day, the mean between the closing bid and asked price is used.  For securities that are traded on NASDAQ, the NASDAQ Official Closing Price is used.  Where market quotations of non-NASDAQ over-the-counter stocks or other securities are readily available, the mean between the bid and asked price is used.  Short-term debt securities with maturities of less than 60 days are valued at amortized cost, which generally equals market value.”